CHICAGO TITLE INSURANCE AGENCY, INC.
     3067 East Commercial Boulevard * Fort Lauderdale, Florida 33308-4383
               Fort Lauderdale 954/771-4300 * Miami 305/944-2588
                           TELECOPY NO. 945/771-6934

                                March 14, 1997
                              Via Federal Express

Stephen J. Levy, Esquire
Katten Muchin And Zavis
525 West Monroe Street
Suite 1600
Chicago, Illinois 60661-3693

Re:  Gleneagle Apartments
     Dade County, Florida
     Our File No. 19516

Dear Mr. Levy:

Pursuant to the joint instructions received from Gloria Reyes Doreck and yourself by telephone this afternoon, we are returning herewith the originals of those certain documents which were being held in Escrow by our Agency pursuant to your Escrow Trust Instructions dated January 13, 1997 and March 7, 1997 covering the above subject property.

It is my understanding that subject transaction has been cancelled.

We trust that our Agency will be of service to you and your client in the immediate future.

Very truly yours,

/s/ Dennis F. Peters
-------------------------------
Dennis F. Peters, CLS
President

DFP/mm
Enclosures
ccs: Partners Title Company (w/o encls)
          Attn:   Gloria Reyes Doreck
     David M. Layman, Esq. (w/o encls)
     Andrew D. Rooker, Esq. (w/o encls)
     ChicagoTitle Insurance Company
          Attn:   Pat Noska
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